                                                      REGISTRATION NO. 33-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                             ______________________
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            _______________________

                             WMX TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                                             36-2660763
(STATE OR OTHER JURISDICTION OF                             (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NUMBER)
                             3003 BUTTERFIELD ROAD
                           OAK BROOK, ILLINOIS 60521
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                           _________________________

                 WHEELABRATOR-RUST SAVINGS AND RETIREMENT PLAN
                            (FULL TITLE OF THE PLAN)

                             WMX TECHNOLOGIES, INC.
                             3003 BUTTERFIELD ROAD
                           OAK BROOK, ILLINOIS 60521
                             ATTN:  HERBERT A. GETZ
              SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                                 (708)572-8800
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)
                            _______________________

                        CALCULATION OF REGISTRATION FEE

=================================================================================================
                                                                      Proposed
                                                    Proposed          Maximum
                                                    Maximum           Aggregate     Amount of
Title of Securities                Amount to be     Offering Price    Offering      Registration
to be Registered                   Registered(1)    Per Share(1)      Price(1)      Fee(1)
- -------------------------------------------------------------------------------------------------
 Common stock, par value $1.00
 per share.....................  1,000,000  shares   $29.63           $29,630,000     $10,217.24
=================================================================================================

(1) In accordance with Rule 457(h) under the Securities Act of 1933, calculated on the basis of the average of the high and low sale prices for the registrant's common stock on the New York Stock Exchange Composite Tape on August 28, 1995, as reported by The Wall Street Journal (Midwest Edition). Such price and aggregate price are included solely for the purpose of calculating the registration fee.

    In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.
================================================================================

                                                    REGISTRATION NO. 33-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C. 20549
                             ______________________
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            _______________________

                         WHEELABRATOR TECHNOLOGIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                                             22-2678047
(STATE OR OTHER JURISDICTION OF                             (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NUMBER)
                             3003 BUTTERFIELD ROAD
                           OAK BROOK, ILLINOIS 60521
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                           _________________________

                 WHEELABRATOR-RUST SAVINGS AND RETIREMENT PLAN
                            (FULL TITLE OF THE PLAN)

                         WHEELABRATOR TECHNOLOGIES INC.
                             3003 BUTTERFIELD ROAD
                           OAK BROOK, ILLINOIS 60521
                       ATTN:  HERBERT A. GETZ, SECRETARY
                                 (708)572-8800
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)
                            _______________________

                        CALCULATION OF REGISTRATION FEE

=================================================================================================
                                                                      Proposed
                                                    Proposed          Maximum
                                                    Maximum           Aggregate     Amount of
Title of Securities                Amount to be     Offering Price    Offering      Registration
to be Registered                   Registered       Per Share(1)      Price(1)      Fee(1)
- -------------------------------------------------------------------------------------------------
 Common stock, par value $.01
 per share.....................  2,000,000 shares       $14.81        $29,620,000   $10,213.79

=================================================================================================

(1) In accordance with Rule 457(h) under the Securities Act of 1933, calculated on the basis of the average of the high and low sale prices for the registrant's common stock on the New York Stock Exchange Composite Tape on August 24, 1995, as reported by The Wall Street Journal (Midwest Edition). Such price and aggregate price are included solely for the purpose of calculating the registration fee.

    In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.
================================================================================

                                    PART I.

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

ITEM 1. PLAN INFORMATION; ITEM 2. REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION

   The documents containing the information required by these items will be given to employees participating in the Wheelabrator-Rust Savings and Retirement Plan (the "Plan") and are not required to be filed with the Securities and Exchange Commission (the "Commission") as part of the registration statement or as an exhibit thereto.

                                    PART II.

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

   The following documents filed by the registrants with the Commission are hereby incorporated herein by reference:

   (a) The registrants' latest annual reports on Form 10-K, or if the financial statements therein are more current, the registrants' latest prospectus filed pursuant to rule 424(b) or (c) under the Securities Act of 1933.

   (b) Wheelabrator-Rust Profit Sharing and Savings Plan Annual Report on Form 11-K for the plan year ended December 31, 1994.

   (c) All other reports filed by the registrants pursuant to sections 13(a) or 15(d) of the Securities Exchange Act of 1934 since the end of the fiscal year covered by the annual report or the financial statements contained in the prospectus referred to in (a) above.

   (d) The descriptions of the registrants' common stock which are contained in the registration statements filed under section 12 of the Securities Exchange Act of 1934, including any amendment or report filed for the purpose of updating such descriptions.

   All documents subsequently filed by the registrants pursuant to sections 13, 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment to this registration statement which indicates that all of the shares of common stock offered hereby have been sold or which deregisters all of such shares then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

ITEM 4.  DESCRIPTION OF SECURITIES

   Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

   Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

   Section 102(b)(7) of the Delaware General Corporate Law ("DGCL") permits Delaware corporations to include in their certificates of incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty of care as a director, and Section 145 of the DGCL provides that the corporation may indemnify any director or officer of the corporation against liabilities and expenses incurred by him in connection with any action, suit or proceeding in which he is made or threatened to be made a party by reason of having been a director or officer of the corporation, subject to certain limitations. Reference is made to article fourteenth of the form of Wheelabrator Technologies Inc.'s ("WTI") restated certificate of incorporation, filed as exhibit 4.05 to this registration statement, which contains provisions eliminating the personal liability of the officers and directors of WTI in certain circumstances and providing for indemnification of them under certain circumstances. Reference is also made to article twelfth of WMX Technologies, Inc.'s ("WMX") restated certificate of incorporation, filed as exhibits 4.07 through 4.14 to this registration statement, and section 6 of article VII of WMX's bylaws, filed as exhibit 4.15 to this registration statement, which provide indemnification by WMX of each director, officer or employee of WMX to the full extent permitted by the DGCL.

   Under insurance policies maintained by the registrants, the directors and officers of the registrants are insured, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of certain claims, actions, suits or proceedings, and certain liabilities which might be imposed as a result of such claims, actions, suits or proceedings, which may be brought against them by reason of being or having been such directors and officers.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

   Not applicable.

ITEM 8.  EXHIBITS

   The exhibits to this registration statement are listed in the Exhibit Index elsewhere herein. The undersigned registrant has submitted the Plan and any amendments thereto to the Internal Revenue Service ("IRS") and has made and will make all changes required by the IRS in order to qualify the Plan under Section 401 of the Internal Revenue Code.

ITEM 9.  UNDERTAKINGS

  (a)  The undersigned registrants hereby undertake:

       (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                    (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

                    (ii) To reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement;

                    (iii) To include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

provided, however, that paragraphs (i) and (ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

  (b) The undersigned registrants hereby undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrants' annual reports pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (c)-(g)  Not applicable.

  (h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of the registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                       4
  (i)-(j)  Not applicable.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement, or amendment thereto, to be signed on its behalf by the undersigned, thereunto duly authorized, in Oak Brook, Illinois on August 30, 1995.

                                        WHEELABRATOR TECHNOLOGIES INC.

                                    By               /s/ Phillip B. Rooney
                                       -----------------------------------------
                                                 Phillip B. Rooney,
                                                 Chairman of the Board and
                                                 Chief Executive Officer

  Pursuant to the requirements of the Securities Act of 1933, this registration statement, or amendment thereto, has been signed by the following persons in the capacities and on the date indicated.

     Signature                                  Title                   Date
     ---------                                  -----                   ----

    /s/ Phillip B. Rooney              Director, Chairman of
- -------------------------------------   the Board and Chief
       Phillip B. Rooney                Executive Officer

    /s/ Dean L. Buntrock               Director
- -------------------------------------
       Dean L. Buntrock

    /s/ William M. Daley               Director
- -------------------------------------
       William M. Daley

    /s/ Donald F. Flynn                Director
- -------------------------------------
       Donald F. Flynn

    /s/ Kay Hahn Harrell               Director
- -------------------------------------
       Kay Hahn Harrell

    /s/ James E. Koenig                Director                  August 30, 1995
- -------------------------------------
       James E. Koenig

    /s/ Paul M. Montrone               Director
- -------------------------------------
       Paul M. Montrone

    /s/ Manuel Sanchez                 Director
- -------------------------------------
       Manuel Sanchez

    /s/ Thomas P. Stafford             Director
- -------------------------------------
       Thomas P. Stafford

    /s/ Richard S. Haak, Jr.           Controller and Principal
- -------------------------------------   Accounting Officer
       Richard S. Haak, Jr.

    /s/ John D. Sanford                Executive Vice President,
- -------------------------------------   Treasurer and Principal
       John D. Sanford                  Financial Officer

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement, or amendment thereto, to be signed on its behalf by the undersigned, thereunto duly authorized, in Oak Brook, Illinois on August 30, 1995.

                                  WMX TECHNOLOGIES, INC.

                                  By        /s/ Dean L. Buntrock
                                     -------------------------------------------
                                            Dean L. Buntrock,
                                            Chairman of the Board and
                                            Chief Executive Officer

  Pursuant to the requirements of the Securities Act of 1933, this registration statement, or amendment thereto, has been signed by the following persons in the capacities and on the date indicated.

     Signature                                Title                   Date
     ---------                                -----                   ----

    /s/ Dean L. Buntrock              Director, Chairman of
- ------------------------------------   the Board and Chief
       Dean L. Buntrock                Executive Officer

    /s/ Jerry E. Dempsey              Director
- ------------------------------------
       Jerry E. Dempsey

    /s/ Phillip B. Rooney             Director
- ------------------------------------
       Phillip B. Rooney

    /s/ Donald F. Flynn               Director
- ------------------------------------
       Donald F. Flynn

    /s/ Peter H. Huizenga             Director
- ------------------------------------
       Peter H. Huizenga

    /s/ Peer Pedersen                 Director                   August 30, 1995
- ------------------------------------
       Peer Pedersen

    /s/ James R. Peterson             Director
- ------------------------------------
       James R. Peterson

    /s/ Alexander B. Trowbridge       Director
- ------------------------------------
       Alexander B. Trowbridge

    /s/ Howard H. Baker, Jr.          Director
- ------------------------------------
       Howard H. Baker, Jr.

    /s/ H. Jesse Arnelle              Director
- ------------------------------------
       H. Jesse Arnelle

    /s/ Pastora San Juan Cafferty     Director
- ------------------------------------
       Pastora San Juan Cafferty

    /s/ James B. Edwards              Director
- ------------------------------------
       James B. Edwards

    /s/ Thomas C. Hau                 Vice President, Controller
- ------------------------------------   and Principal Accounting
       Thomas C. Hau                   Officer


    /s/ James E. Koenig               Senior Vice President,
- ------------------------------------   Treasurer and Principal
       James E. Koenig                 Financial Officer

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Wheelabrator-Rust Savings and Retirement Plan and has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Oak Brook, Illinois on August 30, 1995.

                             WHEELABRATOR-RUST PROFIT SHARING AND SAVINGS PLAN

                             By the Members of the Administrative and Investment Committee of the Wheelabrator-Rust Savings and Retirement Plan:


                                   /s/ Thomas R. Frank
                             -------------------------------
                             Thomas R. Frank


                                  /s/ Rodney C. Gilbert
                             -------------------------------
                             Rodney C. Gilbert


                                    /s/ John M. Kehoe
                             -------------------------------
                             John M. Kehoe

                         WHEELABRATOR TECHNOLOGIES INC.
                             WMX TECHNOLOGIES, INC.
                                 EXHIBIT INDEX

EXHIBIT
NUMBER                       DESCRIPTION(1)
- -------                      --------------
 4.01 Wheelabrator-Rust Savings and Retirement Plan, amended and restated effective as of January 1, 1989

 4.02 First Amendment to the Wheelabrator-Rust Savings and Retirement Plan, effective as of January 1, 1995

 4.03 Second Amendment to the Wheelabrator-Rust Savings and Retirement Plan, effective as of April 30, 1995

 4.04 Third Amendment to the Wheelabrator-Rust Savings and Retirement Plan, effective as of July 1, 1995

 4.05 Restated Certificate of Incorporation of Wheelabrator Technologies Inc. ("WTI") (incorporated by reference to Exhibit 3.01 to WTI's 1989 annual report on Form 10-K)

 4.06 By-laws of WTI, as amended through November 1, 1990 (incorporated by reference to Exhibit 3.03 to registrant's 1990 annual report on Form 10-K)

 4.07 Restated Certificate of Incorporation of WMX Technologies, Inc. ("WMX"), as amended as of May 24, 1985 (incorporated by reference to Exhibit 4.1 to WMX's report on Form 10-Q for the quarter ended
           June 30, 1985)

 4.08 Certificate of Amendment of Restated Certificate of Incorporation of WMX, recorded May 23, 1986 (incorporated by reference to Exhibit 4(c) to WMX's registration statement on Form S-8, Registration No. 33-6265)

 4.09 Certificate of Designation of Preferred Stock of WMX, filed January 30, 1987 (incorporated by reference to Exhibit 3.1(c) to WMX's 1986 annual report on Form 10-K)

 4.10 Certificate of Amendment of Restated Certificate of Incorporation of WMX, recorded May 15, 1987 (incorporated by reference to Exhibit 4.5(d) to WMX's registration statement on Form S-4, Registration No. 33-15518)

 4.11 Certificate of Amendment of Restated Certificate of Incorporation of WMX, filed May 19, 1989 (incorporated by reference to Exhibit 3(e) to WMX's registration statement on Form S-3, Registration No. 33-30190)

 4.12 Certificate of Amendment of Restated Certificate of Incorporation of WMX, filed May 18, 1990 (incorporated by reference to Exhibit 4(h) to WMX's registration statement on Form S-8, Registration No. 33-35936)

 4.13 Certificate of Amendment of Restated Certificate of Incorporation of WMX, filed May 14, 1993 (incorporated by reference to Exhibit 4(a) to WMX's report on Form 8-K dated May 14, 1993)

 4.14 Conformed copy of Restated Certificate of Incorporation of WMX, as amended (incorporated by reference to Exhibit 4(b) to WMX's report on Form 8-K dated May 14, 1993)

- ------------------
(1) In the case of incorporation by reference to documents filed under the Securities and Exchange Act of 1934, WTI's file number thereunder is 0-14246 and WMX's file number thereunder is 1-7327.

                                     EX-1

EXHIBIT
NUMBER                       DESCRIPTION(1)
- -------                      --------------

 4.15 By-laws of WMX, as amended and restated as of January 28, 1995 (incorporated by reference to Exhibit 3.2 to WMX's 1994 annual report on Form 10-K)

 4.16 Rights Agreement dated as of February 6, 1987, between WMX and Harris Trust and Savings Bank, which includes as Exhibit A the form of Certificate of Designation of Preferred Stock, as Exhibit B, the form of Rights Certificate and, as Exhibit C, the Summary of Rights (incorporated by reference to Exhibit 4 to WMX's report on Form 8-K dated January 26, 1987)

 4.17 Certificate of Adjustment relating to April 1987 stock split pursuant to Section 12 of the Rights Agreement (incorporated by reference to Exhibit 4.3(b) to WMX's registration statement on Form S-1, Registration No. 33-13839)

 4.18 Certificate of Adjustment relating to December 1989 stock split pursuant to Section 12 of the Rights Agreement (incorporated by reference to Exhibit 4.3(c) to WMX's 1989 annual report on Form 10-K)

 5         None

 15        None

 23.01 Consent of Arthur Andersen LLP as Independent Public Accountants relating to WTI

 23.02 Consent of Arthur Andersen LLP as Independent Public Accountants relating to WMX

 23.03 Consent of Arthur Andersen LLP as Independent Public Accountants relating to the Wheelabrator-Rust Savings and Retirement Plan

 24        None

 28        None



- ------------------
(1) In the case of incorporation by reference to documents filed under the Securities and Exchange Act of 1934, WTI's file number thereunder is 0-14246 and WMX's file number thereunder is 1-7327.

                                     EX-2